SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED AUGUST 22, 2023 TO

SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR THE NORTHERN ENGAGE360TM FUND DATED JULY 31, 2023

PENDING LIQUIDATION OF THE NORTHERN ENGAGE360TM FUND

The Board of Trustees (the “Board”) of Northern Funds (the “Trust”), upon the recommendation of Northern Trust Investments, Inc., investment adviser to the Trust, has determined that it is in the best interests of the Northern Engage360TM Fund (the “Fund”) and its shareholders that the Fund be liquidated and terminated on or about October 27, 2023 (the “Liquidation Date”) pursuant to a plan of liquidation and dissolution approved by the Board. The Liquidation Date may be changed at the discretion of the Trust’s officers.

The Fund will discontinue accepting orders by new investors for the purchase of Fund shares or exchanges into the Fund from other funds of the Trust after the close of business on August 23, 2023; provided, however, that existing shareholders of the Fund may continue to purchase, redeem and exchange Fund shares subject to the account policies described in the Fund’s prospectus until September 22, 2023. The Fund reserves the right, in its discretion, to modify the extent to which sales of shares are limited prior to the Liquidation Date. The plan of liquidation and dissolution for the Fund provides that the Fund will begin winding up its business and affairs and liquidating its assets in preparation for the liquidation.

Prior to the Liquidation Date, shareholders of the Fund may either: (1) redeem (sell) their shares at the Fund’s net asset value; or (2) exchange their shares at net asset value for shares of another fund of the Trust. Redemption and exchange orders should be submitted in the manner described in the Fund’s prospectus under “Account Policies and Other Information.” In connection with the liquidation, effective August 23, 2023, the redemption fee on the redemption of shares (including by exchange) held for 30 days or less is eliminated.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s proportionate interest in the net assets of the Fund (a “liquidating distribution”) as of the Liquidation Date. Prior to that time, the proceeds from the liquidation of portfolio securities will be invested in cash equivalent securities or held in cash. During this time, the Fund may hold more cash, cash equivalents or other short-term investments than normal, which may prevent the Fund from meeting its stated investment objective.

The Fund may make distributions to the shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions will generally be taxable to shareholders who receive the distribution (aside from tax-exempt accounts). Also, an exchange by a shareholder of shares of the Fund for shares of another fund of the Trust, a redemption of shares of the Fund for cash, or a liquidating distribution made to a shareholder as of the Liquidation Date will, in each case, generally result in a capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the Fund shares and the shareholder’s tax basis in the Fund shares. Shareholders also may be subject to foreign taxes on the liquidating distributions received.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE FUND AND THE TAX IMPACT OF THE LIQUIDATION OF THE FUND.

The pending liquidation of the Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT E360 (8/23)

NORTHERN FUNDS Northern Engage360TM Fund

Summary Prospectus | July 31, 2023	Shares Class: NENGX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus, reports to shareholders, and other information about the Fund online at www.northernfunds.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2023, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation through a diversified portfolio of global equity securities. Any income received is incidental to this objective.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (30 days or less after purchase) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.68%

Other Expenses	0.10%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.06%

Acquired Fund Fees & Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.79%

Expense Reimbursement(2)	(0.09)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.70%

(1)

The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)

Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.70%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2024 without the approval of the Fund’s Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$72	$243	$430	$970

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking long-term capital appreciation, the Fund will invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies listed on a domestic or foreign exchange. Under normal circumstances the Fund will invest at least 40%, and may invest up to 100%, of its net assets in the equity securities of companies economically tied to a foreign (non-U.S.) country, including emerging market countries. Emerging market countries are considered by NTI and sub-advisers to be those countries classified as such by the World Bank, International Finance Corporation, or the United Nations and other similar agencies. The Fund may invest in issuers with market capitalizations in all ranges, including small-, medium- and large-capitalization companies.

Although the Fund generally expects to be invested in equity securities, it also may invest in derivatives, including forward

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foreign currency exchange contracts and futures contracts, for hedging purposes or to gain exposure to certain countries.

The Fund utilizes a “multi-manager” approach whereby the Fund’s assets are allocated to one or more sub-advisers, in percentages determined at the discretion of NTI. NTI will select sub-advisers based on a variety of factors (as noted below) and a demonstrated commitment to advancing and promoting diversity and inclusion within their organization and through their business practices (“Diversity and Inclusion Criteria”). NTI uses a screening process to identify sub-advisers that satisfy its Diversity and Inclusion Criteria, which are based on a variety of factors including but not limited to employee composition, ownership composition, community engagement and supplier diversity. The Diversity and Inclusion Criteria are not a criteria for the Fund’s investments. Each sub-adviser acts independently from the others and utilizes its own distinct investment style in selecting securities. However, each sub-adviser must operate within the constraints of the Fund’s investment objective, strategies and restrictions.

When determining the allocations and reallocations to sub-advisers, NTI will consider a variety of factors, including but not limited to the sub-adviser’s style, historical performance, and the characteristics of each sub-adviser’s allocated assets (including capitalization, growth and profitability measures, valuation metrics, economic sector exposures, and earnings and volatility statistics). The Fund will not focus on a particular investment style, and will be invested across investment styles. NTI seeks, through its selection of sub-advisers and its allocation determinations, to reduce portfolio volatility and provide an attractive combination of risk and return for the Fund.

From time to time the Fund may have a focused investment (i.e., investment exposure comprising more than 15% of its total assets) in one or more particular sectors. As of March 31, 2023, the Fund had focused investments in the financials, industrials and information technology sectors.

The sub-advisers may engage in active trading, and will not consider portfolio turnover a limiting factor in making investment decisions for the Fund.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets, and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

EMERGING MARKETS RISK is the risk that emerging markets are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investments than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volumes and greater price volatility than companies in more developed markets. Emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local and global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or

NORTHERN ENGAGE360TM FUND	2	SUMMARY PROSPECTUS

to obtain information needed to pursue or enforce such actions, may be limited. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

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FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS RISK is the risk that, if forward prices increase, a loss will occur to the extent that the agreed upon purchase price of the currency exceeds the price of the currency that was agreed to be sold.

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FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

MULTI-MANAGER RISK is the risk that the sub-advisers’ investment styles will not always be complementary or that the investment adviser’s allocation of assets amongst sub-advisers will not achieve the intended result, which could negatively impact the performance of the Fund. Sub-advisers make investment decisions independently of one another, and may make decisions that conflict with each other.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser or sub-advisers may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser or the sub-advisers may cause unintended results.

SECTOR RISK is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.

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FINANCIALS SECTOR RISK is the risk that companies in the financials sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital, among other factors.

∎

INDUSTRIALS SECTOR RISK is the risk that companies in the industrials sector may be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, international political and economic developments, environmental issues, and tax and governmental regulatory policies.

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INFORMATION TECHNOLOGY SECTOR RISK is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology companies also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.

SMALL AND MID CAP STOCK RISK is the risk that stocks of small and mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small and mid-sized companies may have limited product lines or financial resources, may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. The securities of small companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk

VALUATION RISK is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compares to those of a broad-based securities market index that reflects the investment instruments in which the Fund invests.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111, will provide some indication of the risks of investing in the Fund.

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CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2023 was 11.11%. For the periods shown in the bar chart above, the highest quarterly return was 19.93% in the second quarter of 2020, and the lowest quarterly return was (20.54)% in the first quarter of 2020.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2022)

	1-Year	5-Year	Since Inception (11/20/17)
Shares Class
Returns before taxes	(18.74)%	3.97%	4.43%
Returns after taxes on distributions	(22.06)%	2.45%	2.92%
Returns after taxes on distributions and sale of Fund shares	(8.70)%	3.10%	3.45%
MSCI ACWI Index (reflects no deduction for fees, expenses, or taxes)	(18.36)%	5.23%	5.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

MANAGEMENT

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND SUB-ADVISERS. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Northern Engage360™ Fund. Luis Diez and Kelly Finegan, each a Senior Vice President of NTI, have been managers of the Fund since June 2022 and May 2023, respectively. Ariel Investments, LLC, Aristotle Capital Management, LLC, Boston Common Asset Management, LLC, EARNEST Partners, LLC, and Mar Vista Investment Partners, LLC each serves as sub-adviser of the Fund. From time to time, the Fund may have little or no assets allocated to any one particular sub-adviser in light of economic or other conditions, as determined by NTI in its sole discretion. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian and sub-administrator to the Fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

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By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

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By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

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By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $2,500. Call 800-595-9111 for more information.

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By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

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TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three, unless you are investing through a tax-exempt or tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax-advantaged accounts.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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